Exhibit 10.2

FTC Solar, Inc.

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

February 17, 2022

Reference is made to the Registration Rights Agreement, dated as of April 29, 2021 (the “Agreement”), by and among FTC Solar, Inc., a Delaware corporation (the “Company’), and the persons and entities listed on Schedule I thereto. All capitalized terms used in this Amendment No. 1 to the Agreement and not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

The Company agrees as follows:

1.
Amendments to the Agreement. Pursuant to Section 16(b) of the Agreement, the Agreement is amended as follows:
a.
The definition of “Registrable Securities” in Section 1(a) of the Agreement is hereby deleted and replaced with the following:

“Registrable Securities” means any Company Shares held by a Holder as of the date such Holder entered this Agreement and any securities issued or issuable in respect of such Company Shares or by way of conversion, amalgamation, exchange, share dividend, split or combination, recapitalization, merger, consolidation, other reorganization or otherwise until the earliest to occur of (i) a Registration Statement covering such Company Shares has been declared effective by the SEC and such Company Shares have been sold or otherwise disposed of pursuant to such effective Registration Statement, (ii) such Company Shares are otherwise transferred (other than to a Permitted Transferee thereof) and the Company has delivered a new certificate or other evidence of ownership for such Company Shares, (iii) such Company Shares are repurchased by the Company or a Subsidiary of the Company or otherwise cease to be outstanding or (iv) such Company Shares may be resold pursuant to Rule 144, without regard to volume or manner of sale limitations, whether or not any such sale has occurred, unless such Registrable Securities are held by a Qualified Shareholder.

b.
Schedule I to the Agreement is hereby deleted and replaced with the Schedule I attached hereto, in order to add Sean Hunkler, the Company’s President, Chief Executive Officer and Director, and Fernweh Engaged Operator Company LLC as Holders with certain registration rights under the Agreement.
2.
No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Agreement shall continue in full force and effect.

[Signature Page Follows]

Very truly yours,

FTC SOLAR, INC.

By: /s/ Patrick M. Cook_______________

Name: Patrick M. Cook

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ACKNOWLEDGED AND ACCEPTED, as of the date first above written:

HOLDER:

/s/ Sean Hunkler______________________

By: Sean Hunkler

Title: President, Chief Executive Officer and Director

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

ACKNOWLEDGED AND ACCEPTED, as of the date first above written:

HOLDER:

Fernweh Engaged Operator Company LLC

/s/ Daniel Flynn______________________

By: Daniel Flynn

Title: President, General Counsel and CCO

[Signature Page to Amendment No. 1 to Registration Rights Agreement]

SCHEDULE I

HOLDERS OF REGISTRABLE SECURITIES

Legal Name	Mailing Address	Email	Phone
ARC Family Trust
David Springer
Catherine L. Springer
South Lake One LLC
Rodgers Massey Revocable Living Trust dated 4/4/11
ChristSivam, LLC
DS 2021 GRAT
Tony Etnyre 2021 GRAT
Etnyre 2021 Family Trust
Anthony P. Etnyre
Aaron Vernon
Ahmad Chatila
Scott Williams
Patrick M. Cook
Jay B. Grover
Isidoro Quiroga Cortés

Ali Mortazavi
Jacob D. Wolf
Nagendra Cherukupalli
Kristian Nolde
Mitchel Bowman
Andrew Morse
Kirk Hayes
TCV 2021 Trust
Dale Herron
KC 2021 Trust
Thurman J. “T.J.” Rodgers
William Aldeen (“Dean”) Priddy, Jr.
Lisan Hung
Jeremy Avenier
Patrick Cook 2021 Trust
Cook 2021 Family Trust
Vernon 2021 Family Trust
Deepak Navnith
Tamara Mullings

Shaker Sadasivam
Sean Hunkler
Fernweh Engaged Operator Company LLC